Exhibit 4.1
CORPORATE ACCESS NUMBER: 2015389220
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
AMALGAMATION
PRECISION DRILLING CORPORATION
IS THE RESULT OF AN AMALGAMATION FILED ON 2010/06/01.

Amalgamate Alberta Corporation — Registration Statement
Alberta Registration Date: 2010/06/01
Corporate Access Number: 2015389220

Service Request Number:	14780154
Alberta Corporation Type:	Named Alberta Corporation
Legal Entity Name:	PRECISION DRILLING CORPORATION
French Equivalent Name:
Nuans Number:
Nuans Date:
French Nuans Number:
French Nuans Date:

REGISTERED ADDRESS
Street:	4200, 150 — 6TH AVENUE S.W.
Legal Description:
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7

RECORDS ADDRESS
Street:
Legal Description:
City:
Province:
Postal Code:

ADDRESS FOR SERVICE BY MAIL
Post Office Box:
City:
Province:
Postal Code:
Internet Mail ID:

Share Structure:	THE ATTACHED SCHEDULE OF SHARE CAPITAL IS INCORPORATED INTO AND FORMS PART OF THIS FORM.
Share Transfers

Restrictions:	NONE
Number of Directors:
Min Number Of	1
Directors:
Max Number Of	15
Directors:
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	THE ATTACHED SCHEDULE OF OTHER PROVISIONS IS INCORPORATED INTO AND FORMS PART OF THIS FORM.

Professional Endorsement Provided:
Future Dating Required:
Registration Date:	2010/06/01
Director

Last Name:	DONOVAN
First Name:	WILLIAM
Middle Name:	T.
Street/Box Number:	4200, 150 — 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:
Named On Stat Dec:

Last Name:	DUNN
First Name:	W.C. (MICKEY)
Middle Name:
Street/Box Number:	4200, 150 — 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:	Y
Named On Stat Dec:

Last Name:	FELESKY
First Name:	BRIAN

Middle Name:	A.
Street/Box Number:	4200, 150 — 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:	Y
Named On Stat Dec:

Last Name:	LETWIN
First Name:	STEPHEN
Middle Name:	J.J.
Street/Box Number: City: Province:	4200, 150 — 6TH AVENUE S.W. CALGARY ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:
Named On Stat Dec:

Last Name:	MURRAY
First Name:	PATRICK
Middle Name:	M.
Street/Box Number:	4200, 150 — 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:
Named On Stat Dec:

Last Name:	HAGERMAN
First Name:	ALLEN
Middle Name:	R.
Street/Box Number:	4200, 150 — 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:	Y
Named On Stat Dec:

Last Name:	NEVEU
First Name:	KEVIN
Middle Name:	A.
Street/Box Number:	4200, 150 — 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code: Country:	T2P 3Y7
Resident Canadian:	Y
Named On Stat Dec:

Last Name:	PHEASEY
First Name:	FREDERICK
Middle Name:	W.
Street/Box Number:	4200, 150 — 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:	Y
Named On Stat Dec:

Last Name:	PHILLIPS
First Name:	ROBERT
Middle Name:	L.
Street/Box Number:	4200, 150 — 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code: Country:	T2P 3Y7
Resident Canadian:	Y
Named On Stat Dec:

Last Name:	GIBSON
First Name:	ROBERT
Middle Name:	J.S.
Street/Box Number:	4200, 150 — 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:	Y

Named On Stat Dec:

Last Name:	TURBIDY
First Name:	TREVOR
Middle Name:	M.
Street/Box Number:	4200, 150 — 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:
Named On Stat Dec:
Amalgamating Corporation

Corporate Access Number	Legal Entity Name
2012906851	PRECISION DRILLING CORPORATION
2015388040	PDC ACQUISITION LTD.
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Articles/Plan of Arrangement/Court Order	10000301000210557	2010/06/01
Other Rules or Provisions	ELECTRONIC	2010/06/01
Share Structure	ELECTRONIC	2010/06/01

Registration Authorized By:	JESSICA D. FERGUSON
SOLICITOR